UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VINCO VENTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

6 North Main Street

Fairport, NY 14450

(866) 900-0992

______, 2022

Dear Stockholder:

We would like to extend a personal invitation for you to join us at a Special Meeting of Stockholders of Vinco Ventures, Inc. (the “Company” or “we”) which will be held on _____, 2022, at ____ Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, which means that you will be able to participate in the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting _______. You will not be able to attend the Special Meeting in person.

Your attention is directed to the Notice of Special Meeting of Stockholders and Proxy Statement enclosed with this letter which describes the formal business to be transacted at the meeting. If you would like another copy of this Proxy Statement, please send your request to: Philip Jones, Corporate Secretary, 6 North Main Street, Fairport, New York 14450. It is also available on the Internet at https://investors.vincoventures.com.

At this Special Meeting, the agenda includes the following items of business: (1) a proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock (the “Common Stock”) from 250,000,000 to 750,000,000; (2) a proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our preferred stock (the “Preferred Stock”) from none to 30,000,000; (3) a proposal to approve the adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the foregoing proposals; and (4) the transaction of any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR each of the three (3) proposals noted above.

It is important that your shares be represented and voted at the Special Meeting, regardless of the size of your holdings. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting virtually. You may vote over the Internet, by telephone or by completing, signing, dating and returning the Proxy Card that accompanies these printed materials. Submitting your vote by Proxy Card will not affect your right to vote virtually if you decide to attend the meeting.

If you have any questions, please contact our proxy solicitor, Kingsdale Advisors, US at 888-683-6007.

We look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Lisa King
Lisa King
Chief Executive Officer

VINCO VENTURES, INC.

6 North Main Street

Fairport, NY 14450

(866) 900-0992

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held _____, 2022

The Special Meeting will be held on _____, 2022, at _____ Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, which means that you will be able to participate in the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting _______. You will not be able to attend the Special Meeting in person.

	Special Meeting Proposals	Recommendation of the Board

(1)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000.	FOR

(2)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Preferred Stock from none to 30,000,000.	FOR

(3)	To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.	FOR

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting.

The Board of Directors of the Company has fixed the close of business on May 27, 2022 as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our Common Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT

If your shares are registered in your name, even if you plan to attend the Special Meeting virtually or any postponement or adjournment of the Special Meeting, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors,

/s/ Philip Jones

Corporate Secretary

TABLE OF CONTENTS

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1

security ownership of certain beneficial owners and management	8

PROPOSAL 1 — Approval of Increase in Authorized Shares of Common Stock	9

PROPOSAL 2 – APPROVAL OF INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK	12

PROPOSAL 3 — Approval of ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY	13

HOUSEHOLDING	15

OTHER MATTERS	15

VINCO VENTURES, INC.

6 North Main Street

Fairport, NY 14450

(866) 900-0992

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held _____, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “Vinco Ventures” refer to Vinco Ventures, Inc., a Nevada corporation, and its consolidated subsidiaries and variable interest entities as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (the “Common Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Vinco Ventures to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on ____, 2022, at the time and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. We will be hosting the Special Meeting live via the Internet at _______. Stockholders may vote and submit questions while connected to the Special Meeting on the Internet. Participation in the live virtual meeting will be considered in-person attendance.

Instructions on how to connect and participate in the Special Meeting, including how to demonstrate proof of ownership of our Common Stock, are posted at ______. If you do not have your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Special Meeting.

This Proxy Statement and accompanying form of proxy are dated _______, 2022. The Notice of Internet Availability of Proxy Materials was first furnished to stockholders on or about _______, 2022. An electronic copy of this Proxy Statement is available at _____.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

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What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 (the “Authorized Common Increase Proposal”).

(2)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of our Preferred Stock from none to 30,000,000 (the “Authorized Preferred Increase Proposal”).

(3)	To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

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What should I do if I receive more than one set of voting materials?

You may receive more than one copy of the proxy materials including this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on May 27, 2022 (the “Record Date”). On the Record Date, ______ shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting. Our Second Amended and Restated Bylaws prohibits cumulative voting rights.

What constitutes a quorum?

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by our Amended and Restated Articles of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either the chairman of the meeting, or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Nevada Agency & Transfer Company, the Company’s stock transfer agent and registrar, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, as well as the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation.

The Authorized Common Increase Proposal and the Adjournment Proposal involve matters that we believe will be considered routine under the relevant securities exchange rules and will not be subject to broker non-vote. The Authorized Preferred Increase Proposal involves matters that we believe will be considered non-routine and brokers and other intermediaries will not have the discretion to vote on them without voting instructions. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting virtually or by proxy. To vote virtually by attending the Special Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	Virtually at the Meeting: You may vote by attending the Special Meeting virtually.

●	Via Internet: As prompted by the menu found ______, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the proxy card that is sent to you, when you access this voting site.

●	Via Telephone: Call ________ and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the proxy card that is sent to you, when you call.

●	Via Mail: If you would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage- paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy includes specific instructions on voting by the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Lisa King and Philip Jones to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” the proposals as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In such case, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. You should follow the voting instructions on any form that you receive from your broker or nominee. The availability of telephone and Internet voting for shares held in street name will depend on your broker’s or nominee’s voting process. Please refer to the instructions in the materials provided in the proxy card provided to you for information on the available voting methods. In addition, as the beneficial holder of shares, you are entitled to attend the Special Meeting. If you are a beneficial owner, however, you may not vote your shares virtually at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

If your shares are held in street name and you do not give voting instructions to the record holder, the record holder will not be permitted to vote your shares with respect to any proposal at the Special Meeting except the Adjournment Proposal. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but they will not be counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker does not have voting authority. We urge you to give voting instructions to your broker or nominee on all the proposals.

If you have any questions regarding the voting process, please contact our proxy solicitor, Kingsdale Advisors, US, at 888-683-6007.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

With respect to each proposal, you may vote “FOR” or “AGAINST” such matter or may “ABSTAIN” from voting on such matter. Abstentions will be treated as present at the meeting for purposes of establishing a quorum for the meeting and for purposes of the vote on the particular matter. An abstention will have the same effect as a vote against the Authorized Common Increase Proposal and the Authorized Preferred Increase Proposal, and will have no effect on the Adjournment Proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” the Authorized Common Increase Proposal.

“FOR” the Authorized Preferred Increase Proposal.

“FOR” the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the Authorized Common Increase Proposal.

“FOR” the Authorized Preferred Increase Proposal.

“FOR” the Adjournment Proposal.

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If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time before it is voted at the Special Meeting by any of the following means:

●	Virtually attending the Special Meeting and voting again during the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares during the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy that is submitted prior to the Special Meeting will be counted).

●	Giving written notice of revocation to the Company addressed to Philip Jones, Corporate Secretary, at the Company’s address above, which notice must be received before ____, Eastern Time, on______, 2022.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

A: Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 – Approval of Increase in Authorized Shares of Common Stock	Affirmative “FOR” vote of the majority of outstanding shares of Common Stock	Yes

Proposal 2 – Approval of Increase in Authorized Shares of Preferred Stock	Affirmative “FOR” vote of the majority of outstanding shares of Common Stock	No
Proposal 3 – Approval of Adjournment of the Special Meeting, If Necessary	Affirmative “FOR” vote of a majority of the votes of the shares of Common Stock properly cast “FOR” or “AGAINST” such proposal	Yes

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either virtually, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting. An abstention or a broker non-vote will have the same effect as a vote against the Authorized Common Increase Proposal and the Authorized Preferred Increase Proposal. Because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the Adjournment Proposal. Broker non-votes are not applicable and will have no effect on the Authorized Common Increase Proposal or the Adjournment Proposal because if you do not give your broker specific instructions on how to vote your shares with respect to these proposals, your broker may vote your shares at its discretion.

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Do I have any dissenter’s or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenter’s or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, we have engaged Kingsdale Advisors, US (“Kingsdale”), the proxy solicitation firm hired by the Company, at an approximate cost of $75,000, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers and employees of the Company may also solicit the return of proxies, either by mail, telephone, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four (4) business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Philip Jones, Corporate Secretary, at (866) 900-0992 or the firm assisting us in the solicitation of proxies, Kingsdale, by calling toll-free at 888-683-6007, or via Kingsdale’s website at https://www.kingsdaleadvisors.com/contact-kingsdale-advisors-toronto.

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security ownership of certain beneficial owners and management

The following table sets forth the beneficial ownership of our Common Stock as of May 12, 2022 by:

●	each stockholder known by us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 188,052,593 shares of our common stock outstanding as of May 12, 2022.

Name of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
Hudson Bay Master Fund Ltd. (1)	20,871,518	9.99%

Executive Officers and Directors (2)

Lisa King		*	%
Philip Jones		*	%
Stephen Garrow
Roderick Vanderbilt
Michael J. DiStasio
Elliott Goldstein
Philip McFillin (3)	329,756	*	%

Total Executive Officers and Directors	6,016,044	9.08%

*Represents beneficial ownership of less than one percent (1%).

8

(1) Includes 28,247,500 shares of common stock issuable upon conversion of a Senior Convertible Note issued in the Hudson Bay financing dated July 22, 2021, 12,000,000 shares of common stock issuable upon exercise of a warrant issued in connection with the Hudson Bay financing dated September 1, 2021, 15,000,000 shares of common stock issuable upon exercise a warrant issued in connection with the Hudson Bay financing dated November 10, 2021, and 113,690,822 shares of common stock issuable upon exercise a warrant issued in connection with the Hudson Bay financing dated December 20, 2021. However, pursuant to the terms of the aforementioned convertible note and warrants, Hudson Bay Master Fund Ltd. may not convert such convertible note or exercise such warrants to the extent (but only to the extent) it or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The address for Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(2) The address for each stockholder listed in the table above is: c/o Vinco Ventures, Inc. 6 North Main Street, Fairport, New York 14450.

(3) Includes 329,756 shares of common stock held by Mr. McFillin.

PROPOSAL 1: Approval of Increase in Authorized Shares of Common Stock

Outstanding Shares and Purpose of the Authorized Common Increase Proposal

Our Amended and Restated Articles of Incorporation (the “Charter”) currently authorize us to issue up to (i) 250,000,000 shares of Common Stock and (ii) no shares of Preferred Stock. On April 28, 2022, our Board approved an amendment to our Charter to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 (the “Authorized Common Amendment”). To be effective, stockholders holding a majority of the shares of Common Stock outstanding and entitled to vote on this proposal at the Special Meeting must approve the Authorized Common Amendment. If this amendment is approved, the increase in our authorized shares of Common Stock will become effective upon filing an amendment to our Charter with the Nevada Secretary of State. If the Authorized Common Amendment is approved, the Company presently intends to proceed with the filing of the Authorized Common Amendment even if Proposal 2 is not approved.

We believe that increasing the number of authorized shares of Common Stock is in the best interests of both the Company and its stockholders because it provides for additional opportunity to raise funds for the Company and allow us to meet our capital needs. Currently, the Company is authorized to issue up to 250,000,000 shares of Common Stock pursuant to the Charter. As of the May 12, we had 188,052,593 shares of Common Stock outstanding, with additional 3,267,040 shares reserved under our 2021 Equity Incentive Plan, 28,271,954 shares reserved for outstanding convertible notes, 10,000,000 shares reserved for issuance to the sellers of the equity interests of AdRizer, LLC (“AdRizer”) pursuant to the Unit Purchase Agreement dated February 11, 2022 in connection with the completed acquisition of AdRizer, and 20,115,800 shares reserved for outstanding warrants. This leaves only 292,613 shares of Common Stock available for issuance by the Company.

The approval of the Authorized Common Amendment is important for the ongoing business of the Company. Without additional authorized shares of Common Stock, (i) the Company may not be able to raise additional financing which is needed to fund our business strategy; (ii) the Company may not be able to use equity incentives to attract and retain key employees, officers and directors; and (iii) the Company may not be able to make possible strategic acquisitions.

In addition, if the Company fails to obtain a stockholder approval to increase its authorized shares of Common Stock to at least 400,000,000 by June 4, 2022, or July 4, 2022 in the event that the Company receives comments from the SEC with respect to the preliminary proxy statement, the Company may be required to pay cash to the warrant holder pursuant to the alternate exercise mechanism under the warrants issued by the Company on November 11, 2021 and December 20, 2021.

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Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to our Common Stock, nor do they have cumulative voting rights.

Potential Adverse Effects of Increase in Authorized Common Stock

Our stockholders have no preemptive rights to acquire additional shares of Common Stock, which means that current stockholders do not have a right to purchase any new issuance of shares of Common Stock in order to maintain their proportionate ownership interests in the Company. Future issuances of Common Stock or securities convertible or exercisable into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current stockholders.

We could also use the additional shares of Common Stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with our Board in opposing a takeover bid that our Board determines is not in the best interests of the Company or its stockholders. In addition, if the Authorized Preferred Increase Proposal is approved, our Board, under the “blank check” provisions in the Charter, will have the ability to authorize classes or series of Preferred Stock without further stockholder approval and having such voting or other rights or preferences as may be determined by the Board. The proposed increase in authorized shares of Common Stock and Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of Common Stock and Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of Common Stock and Preferred Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. Specifically, if in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, shares could be issued by our Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:

●	diluting the voting or other rights of the proposed acquirer or insurgent stockholder group,
●	putting a substantial voting bloc in institutional or other hands that might undertake to support the incumbent Board, or
●	effecting an acquisition that might complicate or preclude the takeover.

Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

10

Required Vote

In accordance with Nevada law, approval of proposal to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 requires the affirmative vote of a majority of the Common Stock outstanding and entitled to vote as of the Record Date. As a result, abstentions will have the same effect as votes against this proposal. Brokers have discretionary authority to vote on the Authorized Common Increase Proposal, thus, broker non-votes are not expected to result from the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AN INCREASE IN
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF VINCO VENTURES FROM
250,000,000 TO 750,000,000

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PROPOSAL 2: Approval of Increase in Authorized Shares of Preferred Stock

Outstanding Shares and Purpose of the Authorized Preferred Increase Proposal

Our Charter currently authorizes us to issue up to (i) 250,000,000 shares of Common Stock and (ii) no shares of Preferred Stock. On April 28, 2022, our Board approved an amendment to our Charter to increase the number of authorized shares of Preferred Stock from none to 30,000,000(the “Authorized Preferred Amendment”). To be effective, stockholders holding a majority of the shares of Common Stock outstanding and entitled to vote on this proposal at the Special Meeting must approve the Authorized Preferred Amendment. If this amendment is approved, the increase in our authorized shares of Preferred Stock will become effective upon filing an amendment to our Charter with the Nevada Secretary of State. If the Authorized Preferred Amendment is approved, the Company presently intends to proceed with the filing of the Authorized Preferred Amendment even if Proposal 1 is not approved.

We believe that increasing the number of authorized shares of Preferred Stock is in the best interests of both the Company and its stockholders because it provides for additional opportunity to raise funds for the Company and allow us to meet our capital needs. Currently, the Company is authorized to issue no shares of Preferred Stock pursuant to the Charter.

The approval of the Authorized Preferred Amendment is important for the ongoing business of the Company. Without additional authorized shares of Preferred Stock, (i) the Company may not be able to raise additional financing which is needed to fund our business strategy and (ii) the Company may not be able to use equity incentives to structure and complete strategic transactions.

Rights of Additional Authorized Shares

Any authorized shares of Preferred Stock, if and when issued, would be part of our existing class of blank check Preferred Stock, which gives the Board authority and discretion to set the terms and provisions applicable to any series of Preferred Stock.

Potential Adverse Effects of Increase in Authorized Preferred Stock

Our stockholders have no preemptive rights to acquire additional shares of Preferred Stock, which means that current stockholders do not have a right to purchase any new issuance of shares of Preferred Stock in order to maintain their proportionate ownership interests in the Company. Future issuances of Preferred Stock or securities convertible or exercisable into Common Stock or Preferred Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current stockholders.

We could also use the additional shares of Common Stock or Preferred Stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with our Board in opposing a takeover bid that our Board determines is not in the best interests of the Company or its stockholders. In addition, our Board, under the “blank check” provisions in the Charter, will have the ability to authorize classes or series of Preferred Stock without further stockholder approval and having such voting or other rights or preferences as may be determined by the Board. The proposed increase in authorized shares of Common Stock and Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of Common Stock and Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of Common Stock and Preferred Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. Specifically, if in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, shares could be issued by our Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:

●	diluting the voting or other rights of the proposed acquirer or insurgent stockholder group,
●	putting a substantial voting bloc in institutional or other hands that might undertake to support the incumbent Board, or
●	effecting an acquisition that might complicate or preclude the takeover.

Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

12

Required Vote

In accordance with Nevada law, approval of proposal to increase the number of authorized shares of Preferred Stock from none to 30,000,000 requires the affirmative vote of a majority of the Common Stock outstanding and entitled to vote as of the Record Date. As a result, abstentions and broker non-votes will have the same effect as votes against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK OF VINCO VENTURES FROM NONE TO 30,000,000

PROPOSAL 3: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSALS

The Board believes that if the number of shares of the Common Stock voting in favor of the foregoing proposals at the Special Meeting is insufficient to approve any of the foregoing proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the foregoing proposals.

In this Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the foregoing proposals. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

13

Vote Required

The Adjournment Proposal will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against this proposal. As a result, abstentions will have no effect on this proposal. Brokers generally have discretionary authority to vote on the adjournment of a stockholder meeting, thus, broker non-votes are not expected to result from the vote on this proposal.

Voting Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSALS.

14

HOUSEHOLDING

In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Upon request, the Company will promptly deliver a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Proxy Statements may request delivery of a single copy.

Requests in this regard should be addressed to: Vinco Ventures, Inc.

Attn: Investor Relations

6 North Main Street

Fairport, NY14450

Stockholders who beneficially own shares of our Common Stock held in street name may contact their broker, bank or other agent as your nominee to request information about householding.

OTHER MATTERS

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Special Meeting other than those referred to in this Proxy Statement. If you vote by return of your signed and completed proxy card and other matters are properly presented at the Special Meeting for consideration, the persons appointed by the Board as proxies will have the discretion to vote for you on such matters.

15

PROXY CARD AND PROXY VOTING INSTRUCTIONS

VINCO VENTURES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – _______

The undersigned stockholders(s) of Vinco Ventures, Inc. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Lisa King and Philip Jones, and each of them, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting of the Stockholders of the Company to be held on ____, 2022 at ____ Eastern Time and any and all adjournments and postponements thereof with all powers the undersigned would possess if personally present on the following proposals, each as described more fully in the accompanying proxy statement and any other matters coming before said meeting.

This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the Special Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters.

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Special Meeting, we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

PHONE:	_________ and then follow the voice instructions.

INTERNET:	_________

VINCO VENTURES, INC.	Special Meeting of Stockholders
6 North Main Street	Meeting Date: _____, 2022
Fairport, NY 14450

Voting Instructions

You can vote by Internet.

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Vote by Internet

Log on to the internet and go to
_________

See your Control ID below.
Follow the steps outlined on this secured Web Site.

CONTROL NUMBER:

***WE MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO MIDNIGHT ET _____***

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted in accordance with the board of director’s recommendations listed below.

PROXY CARD

A.	Voting Items
		For	Against	Abstain
1.	To authorize the increase of the Company’s authorized shares of common stock from 250,000,000 to 750,000,000.	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

2.	To authorize the increase of the Company’s authorized shares of preferred stock from none to 30,000,000.	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

3.	To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

VINCO VENTURES, INC.	PROXY CARD

Special Meeting of Stockholders to be held on ____, 2022

B. Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodiam, please give full title.

[  ] I PLAN TO ATTEND THE MEETING VIRTUALLY

Date (mm/dd/yyyy)	Signature(s):

If voting by mail, you must complete Sections A & B and mail in the provided envelope.